TRICO MARINE

Pritchard Capital Partners, LLC
Energize 2008

January 2008

Trico Overview

- Provides an array of offshore support services
  - Towing and Supply: Towing of rigs and equipment, and transportation of materials, crews and supplies
  - Subsea: Support for ROV, Seismic, and Inspection, Maintenance and Repair ("IMR")
  - Well drilling and servicing support
  - Construction, repairs and installation of offshore facilities
- Owns and operates a large, diversified fleet of 63 support vessels(1)
- Maintains established position in major offshore oil and gas producing areas:
  - North Sea
  - Mexico
  - Brazil
  - West Africa
  - Gulf of Mexico
  - Southeast Asia

(1) As of December 27, 2007.

Key Market Drivers

- Number of rigs projected to increase 23% (jackups 19%) globally through 2010[(1)]

Strong growth expected in:	Stable:	Declining:
– Mexico	– North Sea	– Gulf of Mexico
– Southeast Asia		
– West Africa		

- Number of floating production unit installations expected to increase 55% through 2010[(2)]
- Offshore oil & gas expenditures projected to increase 22% globally from 2006 to 2010[(3)]
- Subsea completions expected to increase 108% globally from 2006 to 2010[(4)]
- Towing and Supply vessel fleet growing 13% globally through 2010 without attrition[(5)]
- E&P capital expenditures expected to increase 16% outside North America in 2008[(6)]

(1) Jefferies, Offshore Drilling Monthly, November 2007.
(2) Quest Offshore Resources and Jefferies estimates.
(3) Douglas-Westwood, The World Offshore Oil and Gas Production & Spend Forecast 2007-2011.
(4) Quest Offshore Resources.
(5) Trico estimates, December 2007.
(6) Lehman Brothers, The Original E&P Spending Survey, December 2007.

Long-Term Vessel Demand

- Worldwide offshore rig counts, subsea completions and other offshore spending are expected to continue to increase
- Trico believes the worldwide demand for Towing and Supply and Subsea Service vessels will continue to increase long-term

GLOBAL SUPPLY AND DEMAND(1)


4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Jack-Up, Semi- and Drill Ship Support and Towing
Floating Production and Production Platform Support
Subsea ROV, Pipe and Special Services
OSV, PSV and AHTS Fleet (without attrition)

(1) Jefferies and Trico estimates, December 2007.

TRICO MARINE

Increasing Offshore Spending(1)(2)


North America (in Billions)
2006 – 2009 CAGR = 36%
2006 – 2009 CAGR = 6%
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Offshore Oil & Gas Production Expenditures
Subsea Spending


Worldwide (in Billions)
2006 – 2009 CAGR = 31%
2006 – 2009 CAGR = 5%
$300.0
$240.0
$180.0
$120.0
$60.0
$0.0
$12.5
$10.0
$7.5
$5.0
$2.5
$0.0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Offshore Oil & Gas Production Expenditures
Subsea Spending

(1) Douglas-Westwood, The World Offshore Oil and Gas Production & Spend Forecast 2007-2011.
(2) Quest Offshore Resources.

Trico's Investment Focus


Indicative Capital Intensity ($mm)
IRR/Dayrate
Existing Fleet(1)
Vessels Under Construction(1)
$150+
Typically Higher
Growth through technology
$100-$125
11
Well Intervention
12
$75-$125
29
Dive Support Vessel
25
$55-$75
27
Construction Vessel
28
$30-$50
106
ROV Support & MPSV
92
$20+
Typically Lower
3,809
Towing and Supply
725
Trico Vessels
Differentiation
— Higher Dayrates
— Longer Term Contracts
— Stronger Cash Flows

(1) Trico estimates, December 2007.

Growth Direction

Existing Fleet

- Continue to migrate vessels to higher growth markets within existing footprint
- Upgrade investments in certain vessels to expand service offering
  - Cranes, accommodations, moonpools, helideck, etc.

New Investments

- Build/invest in service offerings vessels driven by subsea versus offshore spending
- Move to higher value service offerings
- Consider niche sectors, partners and acquisitions

Recently Completed Active Subsea Acquisition

- Active Subsea currently has eight VS 470 multi-purpose service vessels ("MPSVs") designed for subsea activities on order for delivery 2Q08-1Q09
- Strategic transaction that accelerates Trico's "move up the food chain" strategy into higher value subsea applications
- Formation of new dedicated subsea division: Trico Subsea
- Trico becomes one of the largest suppliers of new subsea service vessels
- Selected analyst comments on the acquisition:

  "The purchase price, including cash from operations for the acquired vessels, is less than 6x estimated 2009 EBITDA. We believe this is a fair price." – James West at Lehman Brothers

  "…the overall purchase price of the vessels equates to roughly 5-6x EBITDA…TRMA is locking in similar newbuild prices as if the vessels were ordered today and getting delivery of the vessels up to 2-2.5 years earlier…" – Judson Bailey at Jefferies

Highly Strategic Acquisition

Expands Subsea Capabilities

- Expands higher margin subsea service offerings
  - Designed for IMR/ROV, dive support, seismic and construction
  - Run as new division
- Long-term supply/demand dynamics with subsea market growing 30%+ annually

Provides Financial Benefits

- Significantly increases level of stable earnings under longer term contracts; three vessels already under multi-year contracts
- Substantially accretive to earnings by 2009
- Trico retains financial flexibility for additional growth

Advances Newbuild Program

- Eight advanced vessels scheduled for delivery in 2008 and 2009
  - Combined with the three existing newbuilds, more than doubles the number of vessels that can be utilized in seismic/subsea applications
- Earnings from vessels two to three years earlier than if order placed today

Leverages Global Footprint

- Vessels serve growth markets; pro forma international operating income of 85%-90%
  - Able to work in all of Trico's operating regions
- Broadens customer base to subsea service and construction companies

Subsea Market Opportunity

- **Significant growth forecast in the number of subsea development wells on a global basis**
  - **The VS 470 MPSVs are well suited to serve water depths of 2,000+ m (6,562+ ft) – almost all of the projected activity**
- **Trico already established in regions experiencing greatest demand growth**
  - **Life of field work: significant development and post-completion demand at subsea installations**

Worldwide Subsea Development Wells
(By Water Depth)


400
350
300
250
200
150
100
50
0
< 900 m (2,953 ft)
900-1,799 m (2,953-5,902 ft)
> 1,799 m (5,902 ft)
2000
2006
2012

Total Vessel Days for Subsea
Well Development and Maintenance


16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1996
2001
2006
North Sea
N. America
W. Africa
Med. /Mideast
Latin America
Asia/Australia

Source: Trico and Offshore Research.

Global Market for Active Subsea Vessels

- Strong worldwide demand for medium-sized MPSVs globally, typically under 3- to 5-year contracts
- Current time charter market day rates for this class of vessel as high as $35,000 depending on area of operation
- Size and capabilities to cost-effectively serve the broadest parts of the subsea market
  - Higher cost, larger MPSV newbuilds cater to narrowest/most extreme customer requirements and require higher day rates to earn commensurate returns
- Three contracts to date with total value of $71.5 mm, excluding options
  - Expected to perform IMR activities utilizing ROVs and light construction
  - Two-year time charter and four-year bareboat charter agreement with DeepOcean
  - Three-year bareboat contract in Mexico

Enhanced Subsea Capabilities

- The addition of the VS 470 MPSVs and the three existing newbuilds more than doubles the number of vessels that can be utilized in seismic/subsea applications

2 Seismic



- Northern Genesis
  - 1983-built converted PSV
- Stones River
  - 1982/97-built/rebuilt PSV

2 Subsea



- Northern Canyon
  - 2002-built UT 745
- Northern River
  - 1998-built UT 745L

+

8 VS 470 MPSV



- IMR
- Construction
- ROV support
- Dive support
- Seismic
- Supply

2 GPA 640s/1 MT 6009





- ROV support
- Seismic

+

4 Potential Upgrades



- Northern Wave
  - 2002-built UT 745
- Northern Gambler
  - 1996-built UT 745
- Northern Clipper
  - 1994-built UT 745
- Northern Supporter
  - 1996-built UT 755

- **Management's goal is for subsea division to generate half of the Company's EBITDA by 2009**

Capital Deployment

Delivering on Promises

- The acquisition of Active Subsea is consistent with Trico's strategy and capital deployment objectives
  - Purchase of Active Subsea brings additional multi-purpose vessels to Trico's current fleet to be utilized in subsea markets
- Trico repurchased over $17 mm in stock in 3Q07

Continuing Objectives

- Maintain stock buyback program ☑
- Seek new investments linked to "subsea" as a driver, not just offshore ☑
- Pursue fewer, multi-purpose and more expensive vessels ☑
- Obtain vessels delivering a service and/or a product versus simply a product ☑
- Focus on acquisitions plus "one vessel at a time" ☑

Moving up the Food Chain = More Stable, Stronger Cash Flows

TRICO MARINE

Trico's Markets

- Existing vessels repositioned to markets with long-term growth potential
- Newbuilds will serve broadest part of market with applicability in multiple regions
- Current customer base 76% independents and 24% nationals and majors

U.S. Gulf

	04	Current
180	21	13
220	3	2
Crew	3	4
	27	19

North Sea

	04	Current
AHTS	6	6
PSV	10	9
	16	15

3Q07 Revenue Mix

	$mm	%
North Sea	$37.1	54%
U.S. Gulf	$18.3	27%
West Africa	$9.0	13%
Other	$4.1	6%
	$68.5	100%

Southeast Asia

	04	Current
180	0	5

Mexico

	04	Current
180	3	8
Crew	6	0
	9	8

West Africa

	04	Current
PSV	1	0
180	0	9
220	2	3
Crew	1	1
	4	13

Note: Vessel counts as of December 27, 2007 and exclude Brazil operations; reflects one 180 mobilizing from U.S. Gulf to West Africa.

Market Update – North Sea

- Market was strong for all of 2007
- 35-year record in exploration licenses in the UK sector of the North Sea(1)
  - 150 licenses issued to 104 companies in the UK 24th Licensing Round on February 1st 2007
- Continues to be a highly fragmented market
- Stable cash flows


Spot Market Rates – AHTS(2)
$300,000
$225,000
$150,000
$75,000
$0
Jul
Aug
Sep
Oct
Nov
Average
High


Spot Market Rates – PSV(2)
$80,000
$60,000
$40,000
$20,000
$0
Jul
Aug
Sep
Oct
Nov
Average
High

(1) Rigzone Offshore Rig Review Expert Guide, License to Drill, February 8, 2007.
(2) ODS-Petrodata, Offshore Marine Monthly, December 2007. Represent industry rates for our class of vessels and not Trico-specific rates.

Trico's North Sea Class Dayrates and Contract Coverage

North Sea Class Dayrates


$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$15,682 $18,588
$15,348 $19,139
$14,255 $18,679
$15,318 $26,737
$16,608 $32,304
$18,039 $33,992
$19,877 $32,189
$17,923 $36,452
$20,215 $39,986
3Q 05
4Q 05
1Q 06
2Q 06
3Q 06
4Q 06
1Q 07
2Q 07
3Q 07
PSV
AHTS

Eight Quarter Change

+115%

+29%

Contract Coverage – AHTS(1)


100%
80%
60%
40%
20%
0%
W/O Options
Options
45%
24%
17%
17%
17%
17%
17%
7%
9%
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09

Contract Coverage – PSV(1)


100%
80%
60%
40%
20%
0%
W/O Options
Options
83%
2%
68%
10%
60%
16%
52%
37%
23%
30%
20%
30%
20%
24%
20%
1Q 08
2Q 08
3Q 08
4Q 08
1Q 09
2Q 09
3Q 09
4Q 09

(1) Contract coverage as of December 27, 2007.

Market Update – Gulf of Mexico

- Rates have softened but stabilized
  - Industry leading edge dayrates ranged from $6,300 to $7,500 in December(1)
  - Dayrates expected to be soft until late spring when construction season begins(1)
- Supply/Demand
  - No meaningful OSV capacity entering the market until early 2008
  - International operators selectively mobilizing tonnage to international markets
  - Trico recently announced four additional Gulf supply vessels mobilizing to international markets from the Gulf of Mexico

Source: Company research, Jefferies research, ODS-Petrodata and competitors' websites.
(1) Jefferies, Offshore Supply Vessel Quarterly, December 2007.

Market Update – West Africa

- Goal to increase number of vessels 30% by end of 2008
- Currently working in Nigeria and Angola
- Strong market for both Gulf Class and North Sea Class vessels
  - Term contracts for 180' supply vessels approaching $9,000 per day
  - Trico has mobilized nine vessels since the beginning of 2005
- Dayrates are exceeding those in other markets
- Active rig utilization is 100% with active rig count expected to increase through 2008[(1)]
- From 2000 to 2010, $50 billion will be invested in Gulf of Guinea's energy sector[(2)]

(1) ODS-Petrodata and Jefferies estimates.
(2) The Power and Interest News Report, The Increasing Importance of African Oil, March 2006.

Financial Performance


REVENUE GROWTH AND INTERNATIONAL EXPANSION
Total Revenue ($ mm)
$75.0
$60.0
$45.0
$30.0
$15.0
$0.0
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
3Q07
International
Domestic

- Migrating to international markets
  - Trico has mobilized 20 OSVs from the Gulf of Mexico and its stacked fleet


U.S. Gulf
5
Mexico
10
West Africa
5
Southeast Asia

Source: Company financials.

Corporate Information

Joseph S. Compofelice
Chief Executive Officer & Chairman of the Board

Geoff A. Jones
Vice President and Chief Financial Officer

Principal Corporate Office
Trico Marine Services, Inc.
3200 Southwest Freeway, Suite 2950
Houston, Texas 77027
Phone: (713) 780-9926
Fax: (713) 780-0062

Forward Looking Statements

This presentation contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Act of 1933 and the Exchange Act of 1934. All statements, other than statements of historical facts, are forward-looking statements. These include statements that address activities, events or developments that the Company expects, projects, believes or anticipates will or may occur in the future, general industry conditions, future results of the Company's operations, capital expenditures, asset sales, expansion and growth opportunities, financing activities, debt repayment and other such matters. Although the Company believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ materially from those expressed or implied in the forward-looking statements. The factors listed in the "Risk Factors" section of our Forms 10-Q and 10-K provide examples of risks, uncertainties and events that may cause the Company's actual results to differ materially from the expectations it describes in its forward-looking statements. Each forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to publicly update or revise any forward-looking statement.